SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15 (D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                         Date of Report
      (Date of earliest event reported)  November 25, 1998


                          NESTOR, INC.

            (Exact name of registrant as specified in charter)





         Delaware              0-12-965       13-3163744
(State of other jurisdiction  (Commission    (IRS employer
of incorporation)             file number)   identification no.)




         One Richmond Square, Providence, Rhode Island  02906
            (Address of principal executive offices)


Registrant's telephone number, including area code: 401-331-9640



                              N/A
   (Former name or former address, if changed since last report)





Item 5.        Other Events.

     1) On November 25, 1998, the Registrant announced the filing of a federal and state antitrust lawsuit against HNC Software, Inc. (NASDAQ: HNCS) for patent infringement and violations of Sections 1 and 2 of the Sherman Act and the Rhode Island Antitrust Act for fair business practices. The complaint in the lawsuit, a copy of which is annexed as an exhibit hereto, focuses on HNC's anticompetitive, exclusionary and predatory conduct in the neural credit card fraud detection system market.






                            EXHIBITS



The following exhibit is filed herewith:


Exhibit No.         Description
   103               Complaint




                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 3, 1998           NESTOR, INC.
                                   (Registrant)


                                   By:/s/ Nigel P. Hebborn
                                     Chief Financial Officer